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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)          OCTOBER 10, 2001
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                              HAMILTON BANCORP INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

       0-20960                                              65-0149935
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(Commission File Number)                       (IRS Employer Identification No.)


                              3750 N.W. 87TH AVENUE
                              MIAMI, FLORIDA 33178
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          (Address of Principal Executive Offices, Including Zip Code)



Registrant's telephone number, including area code          (305) 717-5500
                                                   -----------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On October 10, 2001, Hamilton Bancorp Inc., a Florida corporation (the "Registrant" or "Company"), received notice from its independent auditor, Deloitte & Touche LLP ("D&T"), of its resignation as the Registrant's certifying accountant. Because D&T resigned, rather than being dismissed by the Registrant, neither the Registrant's Audit Committee nor Board of Directors recommended or approved of the change in the Registrant's independent auditor. D&T is continuing to provide certain tax services to the Registrant. The Registrant has begun the process of seeking a new independent auditor. As of the date hereof, the Registrant has not engaged a new independent auditor.

          D&T's report on the Registrant's financial statements for the fiscal years ended December 31, 1999 and December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to audit scope or accounting principles. However, D&T's report on the Registrant's financial statements for the year ended December 31, 2000 included an explanatory paragraph as to uncertainties as follows: "The accompanying 2000 consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the consolidated financial statements, at December 31, 2000, Hamilton Bank, N.A. (the `Bank'), a 99.78% owned subsidiary of the Company, did not meet the minimum capital requirements prescribed by the Office of the Comptroller of the Currency (the "OCC"). The Bank is operating under a cease and desist order by consent (the `September 8 Order') with the OCC that, among other things, requires it to meet prescribed capital requirements by no later than September 30, 2000. Failure of the Bank to comply with the terms of the September 8 Order could result in the assessment of civil money penalties, the issuance of an order by a District Court requiring compliance with the September 8 Order, the placing of restrictions on the source of deposits or, in certain circumstances, the appointment of a conservator or receiver. In addition, the Federal Deposit Insurance Corporation may initiate a termination of insurance proceeding where there has been a violation of an order. Also, as discussed in Note 8, on March 28, 2001, the OCC (i) issued a Notice of Charges which seeks the issuance of an Amended Order to Cease and Desist, (ii) issued a Temporary Order to Cease and Desist, and (iii) notified the Company of its intent to `reclassify' the capital category of the Bank to `undercapitalized' for purposes of Prompt Corrective Action. These matters, and the uncertainty of what actions the regulators might take related to them, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties."

         During the years ended December 31, 1999 and December 31, 2000, and the subsequent interim periods preceding D&T's resignation, there were no disagreements between the Registrant and D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused it to make a reference to the subject matter of the disagreements in connection with their reports.

          D&T advised the Registrant that, in connection with D&T's

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audit of the Registrant's financial statements for the year ended December 31,
2000, D&T had noted certain matters involving the Registrant's internal control and its operation that D&T considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Such matters related to implementation of policies and procedures over credit administration and the implementation of the upgrade of the Registrant's financial accounting system during 2000. Reportable conditions involve matters coming to the auditor's attention relating to significant deficiencies in the design or operation of an entity's internal control that, in the auditor's judgment, could adversely affect the entity's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements. D&T advised the Registrant of the foregoing in a letter delivered to the Registrant on October 10, 2001, although the issues had been discussed verbally with D&T and the OCC prior to receipt of the letter. Management has been working on addressing these issues.

         In connection with the current regulatory examination by the OCC, which remains in process, in September 2001 the OCC advised the Bank of preliminary findings that the Bank may need to increase its allowance for loan losses reported in the Bank's Call Report as of June 30, 2001 by up to $12,000,000. The Registrant and the Bank are in continuing discussions with the OCC regarding the OCC's preliminary findings. This matter was not resolved prior to D&T's resignation.

         The Registrant has requested D&T to provide a letter addressed to the Securities and Exchange Commission stating whether D&T agrees or disagrees with the above statements. The Registrant will file this letter as an exhibit to Form 8-K/A within two days of its receipt or within ten business days after the filing of this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.  The following will be filed as an amendment to this report:

      Exhibit
      Number                         Description
      -------                        -----------

       16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding the change in certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HAMILTON BANCORP INC.


Dated:  October 17, 2001                   By: /s/ Eduardo A. Masferrer
                                               ---------------------------------
                                               Eduardo A. Masferrer
                                               Chairman, President and CEO

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